JELD-WEN, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com JELD-WEN Names Samantha L. Stoddard Chief Financial Officer Stoddard will succeed Julie C. Albrecht Charlotte, N.C., June 17, 2024 – JELD-WEN Holding, Inc. (NYSE:JELD) today announced that current JELD-WEN North America CFO and head of global financial planning and analysis, Samantha L. Stoddard will succeed Julie C. Albrecht as EVP, chief financial officer effective July 1, 2024. Albrecht will step down from her role on June 30 and will serve in an advisory capacity for a period of time to ensure continuity and a successful transition. “Samantha is a proven leader at JELD-WEN, having spent the last four years growing the North America finance team and supporting the largest segment of our business. She has brought significant insight and expertise to our ongoing transformation efforts,” said William J. Christensen, CEO. “With her deep knowledge of our business, as well as her trusted and valued partnership, Samantha is positioned to deliver results as we execute on our strategy of simplifying and streamlining the business worldwide and creating value for all of our stakeholders.” Stoddard joined JELD-WEN in 2020 as vice president of finance for North America operations. Prior to joining JELD-WEN, Stoddard was CFO for the personal protection equipment business unit at Honeywell. Before joining Honeywell, Stoddard was a finance executive at Industrial Timber, LLC, TEOCO, Penson Financial Services, Inc. and Flagship Capital Partners, LLC. She holds a master’s degree in accounting from The University of Texas at Dallas and a Bachelor of Arts in economics and political science from Wake Forest University. “On behalf of the senior leadership team and our associates, I want to thank Julie for her contributions to JELD-WEN over the last two years,” said Christensen. “Appointing an internal successor is a reflection of our thoughtful succession planning and is a testament to Julie’s leadership. We wish Julie all the best in her next endeavor.” ### About JELD-WEN Holding, Inc. JELD-WEN Holding, Inc. (NYSE: JELD) is a leading global designer, manufacturer and distributor of high-performance interior and exterior doors, windows, and related building products serving the new construction and repair and remodeling sectors. Based in Charlotte, North Carolina, JELD-WEN operates facilities in 15 countries in North America and Europe and employs approximately 18,000 associates dedicated to bringing beauty and security to the spaces that touch our lives. The JELD-WEN family of brands includes JELD-WEN® worldwide, LaCantina® and VPI™ in North America, and Swedoor® and DANA® in Europe. For more information, visit corporate.JELD-WEN.com or follow us on LinkedIn. Exhibit 99.1

Media Contact: Caryn Klebba Head of global public relations 704-807-1275 cklebba@jeldwen.com Investor Relations Contact: James Armstrong Vice President, Investor Relations 704-378-5731 jarmstrong@jeldwen.com Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "likely," "may," "plan," "possible," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts are forward-looking statements, including statements regarding our business strategies and ability to execute on our plans, market potential, future financial performance, customer demand, the potential of our categories, brands and innovations, the impact of our footprint rationalization, cost reduction, productivity and modernization initiatives, the impact of acquisitions and divestitures on our business and our ability to maximize value and integrate operations, our pipeline of productivity projects, the estimated impact of tax reform on our results, litigation outcomes, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events, all of which involve risks and uncertainties that could cause actual results to differ materially. For a discussion of these risks and uncertainties, please refer to our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and we undertake no obligation to update any forward-looking statements, except as required by law.